[LOGO] ING FUNDS

                                                                       (g)(1)(i)

April 28, 2008

Ms. Mary Jean Milner
Vice President
The Bank of New York Mellon
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule, each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Goldman Sachs Commodity Strategy Portfolio and ING Multi-Manager International Small Cap Portfolio (the "Portfolios"), each a newly established Series of ING Investors Trust to be included on the Amended Exhibit A to the Agreements as shown. This Amended Exhibit A supersedes the previous Amended Exhibit A dated January 31, 2008.

     The Amended Exhibit A has also been updated to reflect: 1) the name changes of ING SmallCap Value Choice Fund to ING SmallCap Value Multi-Manager Fund, ING International Fund to ING International Growth Opportunities Fund, ING International SmallCap Fund to ING International SmallCap Multi-Manager Fund, ING FMR(SM) Large Cap Growth Portfolio to ING Van Kampen Large Cap Growth Portfolio, ING FMR(SM) Mid Cap Growth Portfolio to ING Mid Cap Growth Portfolio and 2) the removal of ING GET Fund - Series T because this fund recently dissolved and ING Investment Funds, Inc. because ING MagnaCap Fund, the only series of this Corporation was recently dissolved, the removal of ING Growth Fund because this fund recently dissolved, the removal of ING International Equity Fund because this fund recently dissolved, the removal of ING VP International Equity Portfolio because this portfolio recently dissolved, and the removal of ING Fundamental Research Portfolio because this portfolio recently merged into ING VP Growth and Income Portfolio.

     Please signify your acceptance to provide services under the Agreements with respect to the Portfolios by signing below. If you have any questions, please contact me at (480) 477-2190.

                                        Sincerely,


                                        By: /s/ Todd Modic
                                            ------------------------------------
                                        Name:  Todd Modic
                                        Title: Senior Vice President
                                               ING Investors Trust

ACCEPTED AND AGREED TO:
The Bank of New York Mellon


By: /s/ Bruce L. Baumann
    ----------------------------------
Name:  Bruce L. Baumann
Title: Vice President, Duly Authorized

7337 E. Doubletree Ranch Rd.         Tel: 480-477-3000       ING Investors Trust
Scottsdale, AZ 85258-2034            Fax: 480-477-2700
                                     www.ingfunds.com

                                AMENDED EXHIBIT A

Fund                                                                     Effective Date
----                                                                   ------------------
ING Asia Pacific High Dividend Equity Income Fund                        March 27, 2007

ING Corporate Leaders Trust Fund
   ING Corporate Leaders Trust - Series A                                 May 17, 2004
   ING Corporate Leaders Trust - Series B                                 May 17, 2004

ING Equity Trust
   ING Equity Dividend Fund                                             December 4, 2007
   ING Financial Services Fund                                            June 9, 2003
   ING Fundamental Research Fund                                        December 28, 2005
   ING Index Plus LargeCap Equity Fund                                    June 2, 2003
   ING Index Plus LargeCap Equity Fund II                                 June 2, 2003
   ING Index Plus LargeCap Equity Fund III                                June 2, 2003
   ING Index Plus LargeCap Equity Fund IV                                 June 2, 2003
   ING Index Plus LargeCap Equity Fund V                                  June 2, 2003
   ING LargeCap Growth Fund                                               June 9, 2003
   ING LargeCap Value Fund                                              February 1, 2004
   ING MidCap Opportunities Fund                                          June 9, 2003
   ING Opportunistic LargeCap Fund                                      December 28, 2005
   ING Principal Protection Fund VI                                       June 2, 2003
   ING Principal Protection Fund VII                                       May 1, 2003
   ING Principal Protection Fund VIII                                    October 1, 2003
   ING Principal Protection Fund IX                                     February 2, 2004
   ING Principal Protection Fund X                                         May 3, 2004
   ING Principal Protection Fund XI                                      August 16, 2004
   ING Principal Protection Fund XII                                    November 15, 2004
   ING Real Estate Fund                                                   June 9, 2003
   ING SmallCap Opportunities Fund                                        June 9, 2003
   ING SmallCap Value Multi-Manager Fund                                February 1, 2005
   ING Value Choice Fund                                                February 1, 2005

ING Funds Trust
   ING Classic Money Market Fund                                          April 7, 2003
   ING GNMA Income Fund                                                   April 7, 2003
   ING High Yield Bond Fund                                               April 7, 2003
   ING Institutional Prime Money Market Fund                               July 29, 2005
   ING Intermediate Bond Fund                                             April 7, 2003
   ING National Tax-Exempt Bond Fund                                      April 7, 2003

ING GET Fund
   ING GET Fund - Series U                                                July 14, 2003
   ING GET Fund - Series V                                               March 13, 2003

ING Global Equity Dividend and Premium Opportunity Fund                  March 28, 2005

ING Global Advantage and Premium Opportunity Fund                       October 27, 2005

ING Infrastructure Development Equity Fund                                     TBD

ING International High Dividend Equity Income Fund                       August 28, 2007

ING Investors Trust
   ING AllianceBernstein Mid Cap Growth Portfolio                        January 6, 2003
   ING American Funds Asset Allocation Portfolio                         April 28, 2008
   ING American Funds Bond Portfolio                                    November 9, 2007
   ING American Funds Growth Portfolio                                  September 2, 2003
   ING American Funds Growth-Income Portfolio                           September 2, 2003
   ING American Funds International Portfolio                           September 2, 2003
   ING BlackRock Large Cap Growth Portfolio                              January 6, 2003
   ING BlackRock Large Cap Value Portfolio                               January 6, 2003
   ING BlackRock Inflation Protected Bond Portfolio                      April 30, 2007
   ING Capital Guardian U.S. Equities Portfolio                         January 13, 2003
   ING Disciplined Small Cap Value Portfolio                             April 28, 2006
   ING EquitiesPlus Portfolio                                            April 28, 2006
   ING Evergreen Health Sciences Portfolio                                 May 3, 2004
   ING Evergreen Omega Portfolio                                           May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                             January 6, 2003
   ING Van Kampen Large Cap Growth Portfolio                             April 29, 2005
   ING Mid Cap Growth Portfolio                                         January 13, 2003
   ING Focus 5 Portfolio                                                 August 20, 2007
   ING Franklin Income Portfolio                                         April 28, 2006
   ING Franklin Mutual Shares Portfolio                                  April 30, 2007
   ING Franklin Templeton Founding Strategy Portfolio                    April 30, 2007
   ING Global Real Estate Portfolio                                      January 3, 2006
   ING Global Resources Portfolio                                       January 13, 2003
   ING Global Technology Portfolio                                       January 6, 2003
   ING Goldman Sachs Commodity Strategy Portfolio                        April 28, 2008
   ING International Growth Opportunities Portfolio                     January 13, 2003
   ING Janus Contrarian Portfolio                                       January 13, 2003
   ING JPMorgan Emerging Markets Equity Portfolio                       January 13, 2003
   ING JPMorgan Small Cap Core Equity Portfolio                         January 13, 2003
   ING JPMorgan Value Opportunities Portfolio                            April 29, 2005
   ING Julius Baer Foreign Portfolio                                    January 13, 2003
   ING Legg Mason Value Portfolio                                       January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                               May 1, 2004
   ING LifeStyle Conservative Portfolio                                 October 17, 2007
   ING LifeStyle Growth Portfolio                                          May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                                 May 1, 2004

   ING LifeStyle Moderate Portfolio                                        May 1, 2004
   ING Limited Maturity Bond Portfolio                                   January 6, 2003
   ING Liquid Assets Portfolio                                           January 6, 2003
   ING Lord Abbett Affiliated Portfolio                                  January 6, 2003
   ING Marsico Growth Portfolio                                         January 13, 2003
   ING Marsico International Opportunities Portfolio                     April 29, 2005
   ING MFS Total Return Portfolio                                       January 13, 2003
   ING MFS Utilities Portfolio                                           April 29, 2005
   ING Multi-Manager International Small Cap Portfolio                   April 28, 2008
   ING Oppenheimer Main Street Portfolio(R)                             January 13, 2003
   ING PIMCO Core Bond Portfolio                                        January 13, 2003
   ING PIMCO High Yield Portfolio                                       November 5, 2003
   ING Pioneer Equity Income Portfolio                                    May 11, 2007
   ING Pioneer Fund Portfolio                                            April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                                   April 29, 2005
   ING Stock Index Portfolio                                            November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                     January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                            January 13, 2003
   ING Templeton Global Growth Portfolio                                January 13, 2003
   ING UBS U.S. Allocation Portfolio                                     January 6, 2003
   ING Van Kampen Capital Growth Portfolio                              January 13, 2003
   ING Van Kampen Global Franchise Portfolio                            January 13, 2003
   ING Van Kampen Growth and Income Portfolio                           January 13, 2003
   ING Van Kampen Real Estate Portfolio                                 January 13, 2003
   ING VP Index Plus International Equity Portfolio                       July 29, 2005
   ING Wells Fargo Disciplined Value Portfolio                           January 6, 2003
   ING Wells Fargo Small Cap Disciplined Portfolio                      November 30, 2005

ING Mayflower Trust
   ING International Value Fund                                         November 3, 2003

ING Mutual Funds
   ING Asia-Pacific Real Estate Fund                                    October 15, 2007
   ING Disciplined International SmallCap Fund                          December 20, 2006
   ING Diversified International Fund                                   December 7, 2005
   ING Emerging Countries Fund                                          November 3, 2003
   ING Emerging Markets Fixed Income Fund                               December 7, 2005
   ING European Real Estate Fund                                        October 15, 2007
   ING Foreign Fund                                                       July 1, 2003
   ING Global Bond Fund                                                   June 19, 2006
   ING Global Equity Dividend Fund                                      September 2, 2003
   ING Global Natural Resources Fund                                    November 3, 2003
   ING Global Real Estate Fund                                          November 3, 2003
   ING Global Value Choice Fund                                         November 3, 2003
   ING Greater China Fund                                               December 7, 2005
   ING Index Plus International Equity Fund                             December 7, 2005

   ING International Capital Appreciation Fund                          December 7, 2005
   ING International Equity Dividend Fund                                 May 16, 2007
   ING International Growth Opportunities Fund                          November 3, 2003
   ING International Real Estate Fund                                   February 28, 2006
   ING International SmallCap Multi-Manager Fund                        November 3, 2003
   ING International Value Choice Fund                                  February 1, 2005
   ING International Value Opportunities Fund                           February 28, 2007
   ING Russia Fund                                                      November 3, 2003

ING Partners, Inc.
   ING American Century Large Company Value Portfolio                   January 10, 2005
   ING American Century Small-Mid Cap Value Portfolio                   January 10, 2005
   ING Baron Asset Portfolio                                            December 7, 2005
   ING Baron Small Cap Growth Portfolio                                 January 10, 2005
   ING Columbia Small Cap Value II Portfolio                             April 28, 2006
   ING Davis New York Venture Portfolio                                 January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio                          November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio                          November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                                 November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                                November 15, 2004
   ING Index Solution 2015 Portfolio                                      March 7, 2008
   ING Index Solution 2025 Portfolio                                      March 7, 2008
   ING Index Solution 2035 Portfolio                                      March 7, 2008
   ING Index Solution 2045 Portfolio                                      March 7, 2008
   ING Index Solution Income Portfolio                                    March 7, 2008
   ING JPMorgan International Portfolio                                 January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                                 January 10, 2005
   ING Legg Mason Partners Aggressive Growth Portfolio                  January 10, 2005
   ING Legg Mason Partners Large Cap Growth Portfolio                   January 10, 2005
   ING Lord Abbett U.S. Government Securities Portfolio                 December 7, 2005
   ING Neuberger Berman Partners Portfolio                              December 7, 2005
   ING Neuberger Berman Regency Portfolio                               December 7, 2005
   ING OpCap Balanced Value Portfolio                                   January 10, 2005
   ING Oppenheimer Global Portfolio                                     January 10, 2005
   ING Oppenheimer Strategic Income Portfolio                           January 10, 2005
   ING PIMCO Total Return Portfolio                                     January 10, 2005
   ING Pioneer High Yield Portfolio                                     December 7, 2005
   ING Solution 2015 Portfolio                                           April 29, 2005
   ING Solution 2025 Portfolio                                           April 29, 2005
   ING Solution 2035 Portfolio                                           April 29, 2005
   ING Solution 2045 Portfolio                                           April 29, 2005
   ING Solution Growth and Income Portfolio                               June 29, 2007
   ING Solution Growth Portfolio                                          June 29, 2007
   ING Solution Income Portfolio                                         April 29, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio               January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                            January 10, 2005

   ING Templeton Foreign Equity Portfolio                               November 30, 2005
   ING Thornburg Value Portfolio                                        January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                              January 10, 2005
   ING UBS U.S. Small Cap Growth Portfolio                               April 28, 2006
   ING Van Kampen Comstock Portfolio                                    January 10, 2005
   ING Van Kampen Equity and Income Portfolio                           January 10, 2005

ING Risk Managed Natural Resources Fund                                 October 24, 2006

ING Series Fund, Inc.
   Brokerage Cash Reserves                                                June 2, 2003
   ING 130/30 Fundamental Research Fund                                  April 28, 2006
   ING Balanced Fund                                                      June 2, 2003
   ING Global Income Builder Fund                                         March 5, 2008
   ING Global Science and Technology Fund                                 June 2, 2003
   ING Growth and Income Fund                                             June 9, 2003
   ING Index Plus LargeCap Fund                                           June 9, 2003
   ING Index Plus MidCap Fund                                             June 9, 2003
   ING Index Plus SmallCap Fund                                           June 9, 2003
   ING Money Market Fund                                                  June 2, 2003
   ING Small Company Fund                                                 June 9, 2003
   ING Strategic Allocation Conservative Fund                             June 2, 2003
   ING Strategic Allocation Growth Fund                                   June 2, 2003
   ING Strategic Allocation Moderate Fund                                 June 2, 2003
   ING Tactical Asset Allocation Fund                                     March 5, 2008

ING Separate Portfolios Trust
   ING SPorts Core Fixed Income Fund                                      May 16, 2007
   ING SPorts Core Plus Fixed Income Fund                                 May 16, 2007

ING Strategic Allocation Portfolios, Inc.
   ING VP Strategic Allocation Conservative Portfolio                     July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                           July 7, 2003
   ING VP Strategic Allocation Moderate Portfolio                         July 7, 2003

ING Variable Funds
   ING VP Growth and Income Portfolio                                     July 7, 2003

ING Variable Insurance Trust
   ING GET U.S. Core Portfolio - Series 1                                 June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                              September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                               December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                                March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                                 June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                              September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                               December 10, 2004

   ING GET U.S. Core Portfolio - Series 8                                 March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                                 June 8, 2005
   ING GET U.S. Core Portfolio - Series 10                              September 7, 2005
   ING GET U.S. Core Portfolio - Series 11                              December 6, 2005
   ING GET U.S. Core Portfolio - Series 12                                March 2, 2006
   ING GET U.S. Core Portfolio - Series 13                                June 22, 2006
   ING GET U.S. Core Portfolio - Series 14                              December 21, 2006
   ING VP Global Equity Dividend Portfolio                              November 3, 2003

ING Variable Portfolios, Inc.
   ING International Index Portfolio                                      March 4, 2008
   ING Lehman Brothers Aggregate Bond Index Portfolio                     March 4, 2008
   ING Morningstar U.S. Growth Index Portfolio                           April 28, 2008
   ING Russell Large Cap Index Portfolio                                  March 4, 2008
   ING Russell Mid Cap Index Portfolio                                    March 4, 2008
   ING Russell Small Cap Index Portfolio                                  March 4, 2008
   ING VP Global Science and Technology Portfolio                         July 7, 2003
   ING VP Growth Portfolio                                                July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                   July 7, 2003
   ING VP Index Plus MidCap Portfolio                                     July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                   July 7, 2003
   ING VP Small Company Portfolio                                         July 7, 2003
   ING VP Value Opportunity Portfolio                                     July 7, 2003
   ING WisdomTree(SM) Global High-Yielding Equity Index Portfolio       January 16, 2008

ING Variable Products Trust
   ING VP Financial Services Portfolio                                     May 1, 2004
   ING VP High Yield Bond Portfolio                                      October 6, 2003
   ING VP International Value Portfolio                                 November 3, 2003
   ING VP MidCap Opportunities Portfolio                                 October 6, 2003
   ING VP Real Estate Portfolio                                            May 1, 2004
   ING VP SmallCap Opportunities Portfolio                               October 6, 2003

ING VP Balanced Portfolio, Inc.                                           July 7, 2003

ING VP Intermediate Bond Portfolio                                        July 7, 2003

ING VP Money Market Portfolio                                             July 7, 2003